Exhibit 99.2

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IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

CANNELL CAPITAL LLC, CONVERSION	:
CAPITAL PARTNERS FUND, and PHILLIP	:
GOLDSTEIN,	:
:
Plaintiffs,	:
:
v	:	Civil Action
	:	No. 895-N
OPINION RESEARCH CORP., JOHN F.	:
SHORT, FRANK J. QUIRK, DALE J. FLORIO,	:
JOHN J. GAVIN, BRIAN J. GEIGER,	:
STEPHEN A. GREYSER, STEVEN F. LADIN,	:
ROBERT D. LeBLANC, SETH J. LEHR, LLR	:
EQUITY PARTNERS, L.P., and LLR EQUITY	:
PARTNERS PARALLEL, L.P.,	:
:
Defendants.	:

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Chancery Courtroom No. 12A New Castle County Courthouse 500 North King Street Wilmington, Delaware Monday, May 1, 2006 2:37 p.m.

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BEFORE: HON. LEO E. STRINE, JR., Vice Chancellor.

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ORAL ARGUMENT ON DEFENDANTS’ MOTIONS TO DISMISS and

RULINGS OF THE COURT

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CHANCERY COURT REPORTERS

New Castle County Courthouse

500 North King Street - Suite 11400

Wilmington, Delaware 19801-3759

(302) 255-0524

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1	APPEARANCES:

2	CARMELLA P. KEENER, ESQ.
Rosenthal, Monhait & Goddess, P.A.
3	-and-
JOHN F. HARNES, ESQ.
4	of the New York Bar
Chitwood Harley Harnes LLP
5	for Plaintiffs

6	TODD C. SCHILTZ, ESQ.
Wolf, Block, Schorr and Solis-Cohen LLP
7	for Defendants Opinion Research Corporation,
John F. Short, Frank J. Quirk, Dale J.
8	Florio, Brian J. Geiger, Stephen A. Greyser,
Steven F. Ladin, and Robert D. LeBlanc
9
ALBERT H. MANWARING, IV, ESQ.
10	Pepper Hamilton LLP
for Defendants John J. Gavin, Seth J. Lehr,
11	LLR Equity Partners, L.P., and LLR Equity
Partners Parallel, L.P.
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13	- - -
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15
16
17
18
19
20
21
22
23
24

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1	THE COURT: Good afternoon, everyone.
2	MR. MANWARING: Good afternoon, Your
3	Honor.
4	MR. SCHILTZ: Good afternoon.
5	MS. KEENER: Good afternoon, Your
6	Honor. Carmella Keener of Rosenthal, Monhait &
7	Goddess on behalf of the plaintiffs.
8	Your Honor, I rise simply to
9	reintroduce to the Court my co-counsel, John Harnes of
10	Chitwood Harley & Harnes.
11	THE COURT: Welcome back, Mr. Harnes.
12	MR. HARNES: Thank you, Your Honor.
13	THE COURT: Your dreams were your
14	ticket out.
15	MR. SCHILTZ: Good afternoon, Your
16	Honor. Todd Schiltz, Wolf Block, Schorr and
17	Solis-Cohen here on Cannell Capital versus Opinion
18	Research Corporation, Civil Action 895.
19	Your Honor, I represent Opinion
20	Research Corporation and the individual defendants
21	Short, Quirk, Florio, Geiger, Greyser, Ladin, and
22	LeBlanc, seven of the nine individual director
23	defendants.
24	We’re here, Your Honor, for oral

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1	argument on defendants’ motion to dismiss. And before
2	I proceed, I wanted to, first of all, thank the Court
3	for the time and thank everyone for rescheduling this,
4	matter in connection with my —
5	THE COURT: Is everything good?
6	MR. SCHILTZ: Everything is, Your
7	Honor. Thank you for asking — for your input.
8	THE COURT: That was far more
9	important than this.
10	MR. SCHILTZ: Well, thank you. I
11	thought so.
12	Your Honor, we’re here today to
13	address a transaction that’s essentially a simple
14	purchase of an asset, Your Honor. Nothing more in the
15	end. The asset is the company’s stock and rights
16	related thereto. The corporation determined that the
17	stock and those rights interests were creating a
18	burden on its capital structure and it needed to
19	remove that burden so that the corporation could
20	recognize full value and its shareholders could
21	recognize full value for the shares.
22	THE COURT: What I don’t understand —
23	I’m having a little bit of trouble with the economics,
24	which is — and I’m just — and in the interests of —

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1	I’ve read all — everybody’s papers a few times. And
2	it’s like the deja-vu-all-over-again experience, like
3	gosh, I even — I actually remember this.
4	And the — if — if we’re simply under
5	the first prong of Aronson, you win. You know, they
6	don’t do much there. But there’s a second prong to
7	Aronson that’s actually there for a reason that
8	Justice Moore actually talked about, which is this
9	whole idea that boards have a sort of structural bias
10	and that, you know, we can’t really trust them to
11	handle derivative suits and there are, soft
12	relationships that might affect things. And the way
13	he dealt with that was having the second prong of
14	Aronson where you plead breach of fiduciary duty with
15	particularity.
16	And here we got a situation, as I
17	understand it, isn’t it true, that this — that the —
18	that the — the LLR, they bought their position for
19	10 million bucks; right?
20	MR. SCHILTZ: Yes.
21	THE COURT: And they sold for 20.
22	MR. SCHILTZ: Yes.
23	THE COURT: At a period of time —
24	so — and it was about four years’ difference.

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1	MR. SCHILTZ: Yes.
2	THE COURT: So they doubled their
3	money; right? In a situation where they had a huge
4	problem with liquidity, which is they had neither —
5	you would say in your papers they had neither a —
6	they didn’t have a control position such that they
7	could flip the company itself; right?
8	MR. SCHILTZ: Correct.
9	THE COURT: But if they tried to
10	liquidate their position in the market, they would
11	suffer a liquidity discount; wouldn’t you say —
12	wouldn’t you think? I mean, if they tried to dump all
13	their common shares?
14	MR. SCHILTZ: We could speculate that
15	that might occur.
16	THE COURT: Well, on the — on the
17	complaint, don’t I have to draw reasonable inferences
18	in front — in favor of the plaintiffs?
19	MR. SCHILTZ: Yes.
20	THE COURT: I guess my concern is
21	this: I — I happen to — you know, we were talking
22	about your happy situation, what turned out happily,
23	which is the main thing. My — my children were born
24	in ‘98 and ‘01. And I — I remember this period of

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1	time — it’s only been recently that I have more money
2	in my kids’ college savings account than I actually
3	put in, which is I — for a long period of time I
4	would have been better off sticking the money under my
5	mattress and calling that my sons’ college savings
6	account than actually sticking it in the investment
7	vehicle that — that I put it in.
8	And I, you know, curious fellow that I
9	am, was trying to figure out what — how this
10	investment of LLR turned out compared to the market.
11	And if you look from September ‘0 — ‘00 until, say,
12	September ‘04, the S&P 500 was down over 7 1/2
13	percent. The overall Dow was down nearly 2 1/2. The
14	NASDAQ was getting creamed, negative 18 percent. And
15	these folks with an illiquid block of a thinly-traded
16	public company — that’s the annual return — doubled
17	their money in — with a company that then turned
18	around and issued — in order to do this, bought them
19	off by agreeing to essentially pay junk bond rates to
20	a lender.
21	And I — there’s this old doctrine of
22	law — and I’ll finish with this, but this is — I’m
23	trying to get at — I’ve got tough — the tough
24	problem I have for the defendants and sort of letting

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1	this out at the complaint stage is, there’s this old
2	doctrine in the law called constructive fraud. And
3	Chancellor Allen and I have often talked about this,
4	that it sort of existed when there was the strong
5	aroma around something that something improper was
6	going on but you couldn’t quite put your finger —
7	finger on it.
8	And here, what we have is a situation
9	where I can’t fathom why this board would pay
10	$20 million at the cost it put in. I — I don’t get
11	it. And the plaintiffs have spent pages and pages, in
12	my mind, creating a great amount of doubt about the
13	propriety of that. And they couple that by saying
14	“Well,” you know, “these guys actually had clout.
15	They already had two members on the board. They could
16	go up to four and they were unhappy.” I mean, that
17	the CEO and the president want to stick around and the
18	members of the board essentially — this was
19	essentially a green-mail transaction. I don’t think
20	the words are used in the complaint, but they’re
21	saying the only rational explanation for this would be
22	that you wanted these people to go away, because it
23	never made — it doesn’t make any economic sense to
24	pay this.

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1	How do you respond to that? Because I
2	think that’s their big central argument when you cut
3	through it all.
4	MR. SCHILTZ: I think you’re right,
5	Your Honor. And that gets you — let’s boil that
6	down. We paid too much. It’s a waste claim. That’s
7	how you look at a claim like this, Your Honor. We
8	paid too much. That’s what Your Honor has just said.
9	That’s what the plaintiffs are saying. Then you look
10	at the standard that’s applicable to the waste claim.
11	Any consideration — if we received any substantial
12	consideration in return for what we paid, then the
13	waste claim fails. And that — that’s the short
14	answer.
15	THE COURT: Well, I — I thought the
16	short test was whether any rational person acting in
17	good faith could have approved the transactions on the
18	terms agreed upon.
19	MR. SCHILTZ: Well, it has been stated
20	that way. It’s also been stated in White v Panic the
21	way I articulated it; but if you want to deal with it
22	on the rational purpose, let’s look at what the
23	complaint says about that, Your Honor.
24	It says in 1999 a third party,

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1	unrelated to anybody, walked up to this company and
2	said “We’ll pay between 13 and $16 for this stock.”
3	In 1999 the company retained an investment advisor
4	that told them “Stock’s worth 20 bucks a share.” So
5	we’ve got that historical benchmark for a — for a
6	nonrelated-party transaction, completely unaffiliated.
7	Then the complaint tells us, after LLR
8	invested in 2000, this company did nothing but good
9	things. Wonderful acquisition strategy, turned it
10	around, made — made record profits. Maybe — maybe
11	“record” is the wrong statement, but certainly
12	enhanced profitability, turned a loss situation into a
13	profit. And, as a result — and it said expressly in
14	paragraph 27 — ORC increased in value as a result
15	over that time period.
16	So now, then, let’s look — so with
17	that background, let’s look at what they paid just if
18	you look at it simply from a common stock perspective.
19	And I’ll apologize for this if my math is wrong.
20	There’s a footnote in my reply brief that talks about
21	$17 per share. That’s wrong. It’s 16.45. Just —
22	and we can go through it, if you want.
23	The total number of shares that were
24	purchased were 1,216,058 common. So 16.45 is the

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1	historical backdrop that plaintiffs have alleged in
2	their complaint. So if you want to compare 10 million
3	to the 20 million, maybe you can say the 10 million
4	was too low, Your Honor; but it doesn’t allow you —
5	THE COURT: What you’re saying, the
6	other stuff was only worth 4?
7	MR. SCHILTZ: No, I’m not saying that
8	whatsoever, Your Honor. I’m — I’m trying —
9	THE COURT: They’re saying the company
10	is worth more than it’s trading at and that that shows
11	that paying off this particular stockholder could not
12	be wasteful.
13	What’s happened to the stock since? I
14	mean, is that in the complaint?
15	MR. SCHILTZ: It’s not. Maybe I’ll be
16	corrected, but I don’t believe it is.
17	THE COURT: Yeah, I don’t know that —
18	I don’t think it is, either. And — but if the whole
19	thing’s worth 16, why not sell the company at 16?
20	MR. SCHILTZ: No one’s approached us
21	to buy it at 16, Your Honor. I mean, these kinds of
22	transactions don’t just come —
23	THE COURT: Well —
24	MR. SCHILTZ: — out the blue.

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1	THE COURT: — but then is it really
2	worth 16? No one else — is it fair to say no — no
3	other common stockholder enjoyed a double-your-money
4	return in that four-year period?
5	MR. SCHILTZ: I don’t know. I don’t
6	know what people bought at. I don’t know what they
7	sold at.
8	THE COURT: Well, from the complaint,
9	I think the complaint basically alleges that the stock
10	price stagnated, didn’t it?
11	MR. SCHILTZ: This is a company that
12	has — when it reports bad news, nothing happens to
13	its stock price; and when it reports good news,
14	nothing happens to its stock price.
15	THE COURT: But how do I — if — if
16	the company’s worth — why not take out the rest of
17	those Alliance Capital arms? Because Alliance Capital
18	— if the company — if the idea is, this is a great
19	time for the stock buy-back program, Alliance Capital
20	has the right to buy common shares, I think south of
21	$5.
22	MR. SCHILTZ: I think it’s 5.45. I
23	could be — maybe 4.50.
24	THE COURT: Yeah, I thought it was

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1	like 4.9 — but it could be 5.45. I — I take your
2	word on it over mine.
3	But regardless, why not take that?
4	MR. SCHILTZ: I don’t know, Your
5	Honor. I don’t know if the board approached them and
6	they were unwilling to settle —
7	THE COURT: But they bought everything
8	else from Alliance Capital; right?
9	MR. SCHILTZ: I agree. I have no idea
10	if Alliance Capital refused to sell, for example,
11	that — drawing the conclusion that the board refused
12	to buy those. Because it didn’t view them as — as
13	valuable or worth — worth buying I don’t think is a
14	fair inference on the complaint.
15	So we can look at that transaction and
16	say what you want to about it; but I don’t think the
17	inference that plaintiffs want to draw that Your
18	Honor’s suggesting is a fair one from — I mean, there
19	are hundreds of factors that could have led the board
20	not to buy those stock — that stock. And to suggest
21	that it’s an entrenchment motive or some, you know,
22	desire to — simply to buy off this large shareholder
23	who is, as plaintiffs would say, knocking at the door
24	to — to come in and oust people I think is — is not

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1	a reasonable inference to draw from the complaint.
2	And I think, you know, the predicate of that, the idea
3	that they’re knocking at the door and demanding to be
4	bought out, is — is wrong. Read the complaint. The
5	complaint doesn’t say that. The complaint says in
6	2003 there was a statement to management that if
7	something didn’t happen by the third quarter of 2003,
8	then they were going to take some action. The third
9	quarter of 2003 came and went. No action was taken.
10	A year later the board looks at its situation and says
11	“We’re not” — “our shareholders aren’t realizing
12	value. What can we do to help that?”
13	THE COURT: Right. And what they
14	did — I mean, what I think —
15	MR. SCHILTZ: The —
16	THE COURT: What they did was, they
17	realized — they did something that realized value for
18	that particular shareholder.
19	MR. SCHILTZ: That is correct, Your
20	Honor, but that’s what had to happen in order to
21	remove the impediment.
22	THE COURT: How? I mean, I don’t —
23	what is the impediment?
24	MR. SCHILTZ: The impediment was the

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1	capital structure that was created as a result of the
2	sale of the LLR interests.
3	THE COURT: But …
4	MR. SCHILTZ: There are features that
5	have not been highlighted, I don’t think, by — by
6	either party. And that is the — the conversion right
7	and its back-and-forth nature.
8	THE COURT: Okay. Well, what’s the
9	back-and-forth nature?
10	MR. SCHILTZ: They hold common. They
11	can convert to Series C.
12	THE COURT: Right.
13	MR. SCHILTZ: But they can also
14	convert that Series C at zero cost back into the
15	company. And the board has spoken to analysts and
16	tried to figure it out why it is that analysts aren’t
17	following their stock more closely and why the stock
18	prices —
19	THE COURT: This is the same —
20	MR. SCHILTZ: — and this is what
21	they’re told, that —
22	THE COURT: This is the same board
23	that sold this — this, how should we put it, rather
24	unusual security just four years before; right?

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1	MR. SCHILTZ: Same board, no. No.
2	THE COURT: Well, same — same top
3	management?
4	MR. SCHILTZ: I don’t know the answer
5	to that question. I believe —
6	THE COURT: Has Mr. Short been there
7	the whole time?
8	MR. SCHILTZ: I — I just don’t know
9	right now, Your Honor. I mean, I’m sure it’s in the
10	complaint and we could all figure it out; but I — I
11	don’t know the answer off the top of my head. And
12	people make mistakes sometimes, Your Honor, and —
13	and —
14	THE COURT: They do. But — but —
15	but the problem is, like I said, the confluence of —
16	I mean, we’re in a procedural standard which
17	admittedly they have to — it’s a derivative claim.
18	So they have a certain burden, but it is a complaint.
19	It’s not that they have to know everything.
20	MR. SCHILTZ: No, but they need to
21	allege particularized facts to somehow overcome the —
22	the burden that’s created by the Aronson test and
23	create a reasonable doubt the transaction was — was a
24	product of valid business judgment. And if you break

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1	it down in its components and you say —
2	THE COURT: I mean, you have a
3	hundred — I mean, double your money in a situation
4	where the stockholders either broke even or probably
5	lost money when in the market as a whole people were
6	going backwards. And you double your money when you
7	have an illiquid block and have no other — no
8	reasonable potential to get out unless you put the
9	company in play. And when the company, in order to —
10	just leverages up at junk bond financing rates, I
11	mean, 14 percent —
12	MR. SCHILTZ: Your Honor, it’s the —
13	it’s the market rate that you can get for capital
14	to — at this — at this — to finance the transaction
15	at that — at that point given its capital structure.
16	That’s what it went out and did. It found capital —
17	COURT: Right. But part of the
18	explanation was that it eliminated the — the accruing
19	dividend; right?
20	MR. SCHILTZ: Well, that was part of
21	the benefit that was realized as a result of the
22	transaction, yes. And as I pointed out, as we said in
23	our papers, the — the fact that you eliminate the —
24	the dividend with a higher cost when the hope is that

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1	you’ll be then able to, you know, in the — in the
2	long run eliminate that cost through a stock offering,
3	that doesn’t make the business decision improper or at
4	this stage of the proceedings even allow you to
5	overcome the — the presumptions of the — the
6	business judgment rule, frankly, Your Honor. This is
7	a board that looked at the situation and made an
8	informed decision, went out and hired an expert to
9	help it understand and make sure that the price that
10	it was paying was appropriate.
11	And, you know, what — what we’re
12	hearing is —
13	THE COURT: But they —
14	MR. SCHILTZ — we’ve got to dissect
15	that opinion.
16	THE COURT: — they didn’t negotiate
17	it; right? They came in to give a fairness opinion
18	after the fact?
19	MR. SCHILTZ: The terms were set, and
20	the banker came in and rendered its opinion.
21	THE COURT: And LLR is an investment
22	firm; right?
23	MR. SCHILTZ: I’m not sure what Your
24	Honor means by that, but I — I think yes is the

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1	answer.
2	THE COURT: I mean, are they a private
3	equity firm of some kind?
4	MR. SCHILTZ: I believe so, Your
5	Honor. I’m not that familiar with their —
6	THE COURT: And who were the two dudes
7	on the board that negotiated this?
8	MR. SCHILTZ: Who negotiated it, Your
9	Honor? Nonmanagement, non-LLR directors is the short
10	answer. I — I could reach in my briefs and find it,
11	but it’s …
12	THE COURT: What do they do for a
13	living?
14	MR. SCHILTZ: (Reviewing) The two
15	individuals are Messrs. Ladin and Geiger.
16	THE COURT: Uh-huh.
17	MR. SCHILTZ: And the complaint tells
18	us —
19	THE COURT: That Geiger is at
20	Hermes — Hermes Group. And who’s the other one?
21	— Lehr?
22	MR. SCHILTZ: Ladin, L-a-d-i-n.
23	THE COURT: Okay.
24	MR. SCHILTZ: He’s a retired

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1	businessman, Your Honor.
2	THE COURT: Retired businessman.
3	MR. SCHILTZ: So I understand Your
4	Honor’s questions about, you know, the price
5	differences; but I don’t believe that that in and of
6	itself, given the — the record that we’ve got right
7	now even, raises to the level of — of piercing the
8	business judgment rule and the standard that’s been
9	set by Chancery Court Rule 23.1.
10	We’ve got a transaction that the
11	plaintiff disagrees with, Your Honor. And they point
12	to cost of capital issues and things of that nature,
13	which have, you know — we don’t have trials about
14	whether or not the discount rate is 12 or 14 percent,
15	Your Honor. We — we don’t do that under the business
16	judgment rule. And even at this stage of the
17	proceedings, a disagreement of that nature doesn’t
18	allow you to continue.
19	Your Honor, I have obviously
20	presentations regarding the first prong of Aronson.
21	It sounds like you don’t need me to go through that.
22	I’m fine not to.
23	At this point I think, Your Honor,
24	unless you have any other questions, I’ll reserve my

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1	reply.
2	THE COURT: Sure. Thank you,
3	Mr. Schiltz.
4	Mr. Manwaring.
5	MR. MANWARING: Good afternoon, Your
6	Honor. My name is Albert Manwaring, and I’m from
7	Pepper Hamilton, and I represent the defendants LLR
8	Equity Partners and LLR Equity Partners Parallel.
9	They’re referred to in my papers as the LLR Partners,
10	and I’ll refer to them here that way as well. The LLR
11	Partners own the interest that was repurchased in the
12	challenged transaction at issue here today.
13	I also represent John Gavin and Seth
14	Lehr, whom are appointed to the Opinion Research
15	Corporation by the LLR Partners. And at the time of
16	the challenged transaction on 7-29-2005, the LLR
17	directors — I’ll call them that way. They’re
18	referred to in my papers that way — John Gavin and
19	Seth Lehr resigned from the Opinion Research board.
20	The LLR Partners and the LLR directors
21	have moved to dismiss all the claims against them in
22	the complaint. And those claims are: Plaintiffs
23	assert a claim for breach of fiduciary duties against
24	the LLR — LLR directors, and they assert claims for

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1	aiding and abetting, a breach of fiduciary duties, and
2	unjust enrichment against the LLR Partners.
3	Taking the breach of fiduciary duty
4	claim first, under Delaware law, if you play no role
5	in the process, the deliberations or discussions or
6	approval of a board of directors’ challenged
7	transaction, you are not personally liable for a claim
8	for breach of fiduciary duties.
9	And I think the easiest way to handle
10	the arguments are kind of to start with how they’re
11	challenged in the answering papers of the plaintiffs.
12	And their first argument is “Well, that’s great, but
13	that’s outside the scope of the complaint.”
14	Delaware law provides that when you
15	incorporate by reference, when you cite, when you
16	quote, when you paraphrase from papers outside the
17	pleadings, those pleadings may be considered and the
18	Court need not sit back. Also, second step of the
19	process is, you don’t have to sit back and just rely
20	on allegations in the complaint if they’re — if
21	they’re inconsistent with the unambiguous statements
22	in documents.
23	And so here, in paragraph 62 of the
24	amended S-1, which is in turn referenced and

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1	paraphrased in paragraph 42 and in turn paragraph 55
2	it’s quoted, at the end of that paragraph — and if
3	you read my papers, there’s a statement in the amended
4	S1 saying they did not participate in this
5	transaction. And so, accordingly, I respectfully
6	submit the Court may consider that in determining
7	their involvement.
8	THE COURT: Did they participate in
9	negotiations?
10	MR. MANWARING: They did not, Your
11	Honor. According to the — according to the amended
12	S-1, they did not participate in any way because they
13	had a disabling interest and, therefore —
14	THE COURT: So who negotiated for LLR?
15	MR. MANWARING: I do not know the
16	answer to that question, Your Honor. But they did not
17	participate on behalf of ORCI as the way that we would
18	hold them liable for breach of fiduciary duties.
19	THE COURT: What about — if I were —
20	at this stage have to draw the pro-plaintiff inference
21	that this — that the complaint raises facts that
22	support an inference that either some — that
23	someone — either someone who did fall off the turnip
24	truck negotiated this or there was a leverage game in

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24
1	play which wasn’t entirely high-minded. Can I still
2	rule for your clients in this sense, which is, I
3	understand the idea that I’m going to step out of the
4	way and I’m going to let the process work; but if
5	facts raise that something unconscionable is going on
6	that I could, by taking action, help prevent, do I get
7	a — a get-out-of-jail-card-free from Delaware?
8	MR. MANWARING: I don’t think there’s
9	any distinction in terms of the level of the breach —
10	and I — and I assume you’re referring to —
11	THE COURT: What I’m saying is, assume
12	if I were to conclude that the complaint pleads facts,
13	as I said, that no rational person acting in good
14	faith would think that paying $20 million for this
15	position was anything that this company should ever
16	do, suggesting that the motivations for it might have
17	been improper, including the motivation to get rid of
18	a large sophisticated block holder who was not happy
19	with the performance of the company, at least in terms
20	of its stock place, and that it was well — was
21	positioned to double the number of directors that it
22	had and to be the largest block of voters at any proxy
23	contest. And so they were essentially given a goodbye
24	kiss; and that its two representatives of the board,

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1	yes, they step out of the process in the sense that
2	they didn’t vote on it, but they also watched this
3	unconscionable thing go down and took no steps to
4	prevent it.
5	MR. MANWARING: Turning to the
6	Tri-Star case and — and I think to get there, they
7	would have to allege just that, a conspiracy, some
8	understanding. Delaware law doesn’t make a
9	distinction about the type of breach of fiduciary
10	duties. If they were not involved in the discussions,
11	in the deliberations, in the process, the
12	get-out-of-jail-free card applies.
13	Now, the only way to hook them back
14	in, as I understand it, is under Tri-Star where former
15	VC Jacobs, now-Justice Jacobs explained that if you
16	allege some sort of conspiracy, surreptitious behavior
17	between the board members and the nonparticipating
18	board members to breach their fiduciary duties, you
19	can hook them back in and they can be held
20	accountable; but that allegation doesn’t appear in the
21	complaint. That’s not there. And I don’t think that
22	the — that an inference can be drawn from what exists
23	in the complaint to get there.
24	And so accordingly, we’re left with

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1	two directors who are not involved in the process;
2	And, accordingly, they’re not liable for a claim of
3	breach of fiduciary duty under Delaware law, even if
4	it is the — I think you’re alluding to that — that
5	there was a reckless indifference type of bad faith,
6	Disney type violation. And I think you need to get
7	there to get around the 102(b)(7) provision here under
8	the second prong of Aronson, because that’s what
9	you’re going to need to do in order to — in order to
10	get around that here. And — but regardless of
11	whether that is or is not, unless there’s an
12	allegation of conspiracy or surreptitious behavior by
13	these two nonparticipating directors, you don’t hook
14	them back in when they weren’t involved in the process
15	under Delaware law.
16	THE COURT: Thank you. Is there
17	anything else?
18	MR. MANWARING: There’s another point
19	in the brief where there’s an assertion that because
20	they weren’t allowed to participate or negotiate, that
21	people — if you are not involved in the process, that
22	is a violation of your fiduciary duties, even if
23	you’re standing on the other side of the table. And I
24	think if you accept that proposition, then officers

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1	could never negotiate employment agreements; but I
2	think, again, VC — former VC Jacobs, now-Justice
3	Jacobs explained in the Citron case that I reference
4	in my brief, that if you are not participating on the
5	other side, that you can — you can engage in
6	negotiations on behalf of the negotiating party.
7	In — in that case, some of the directors negotiated
8	on behalf of Remington opposite Citron, I believe, in
9	that case; and he found that that was okay.
10	So, accordingly, I submit that that
11	was okay here, for our directors to negotiate on
12	behalf of the LLR defendants, if in fact they were —
13	and I’m not sure that they were involved; but if so,
14	if we can draw an inference from that from the
15	complaint, I don’t think that that defeats or
16	undermines our defense to the claim of breach of
17	fiduciary duties.
18	Just briefly on the aiding and
19	abetting claim which plaintiffs do not seem to
20	challenge in their answering papers. Aiding and
21	abetting is a derivative claim. The breach of
22	fiduciary duty claim fails. It’s dependent and,
23	therefore, the aiding and abetting fails.
24	Moreover, there’s a lack of — I don’t

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1	think that they’ve even pled the — the bare
2	recitation of elements necessary to make out an aiding
3	and abetting claim. It’s referenced in a one-liner in
4	paragraph 78 of the complaint.
5	Moving to the unjust enrichment claim,
6	there is simply here, if you have a contract or an
7	agreement that solely governs the parties’
8	obligations, then you can’t state an unjust enrichment
9	claim; they’re mutually exclusive here.
10	In the case that I cite in my brief,
11	which is challenged in the answering papers,
12	Fitzgerald — and, again, I think this was a former
13	Vice Chancellor Jacobs’ opinion and now-Justice
14	Jacobs — what he held there is what the fiduciary
15	duties were set forth in a partnership agreement. And
16	he said that — he goes on to find, and he says “Well,
17	if they’re solely” — “if the partnership agreement
18	solely defines partnership duties, then there’s no
19	claim for unjust enrichment.”
20	Well, similarly here, if all the
21	obligations of the LLR defendants are encompassed in
22	this repurchase agreement that’s a challenged
23	transaction, then we can’t have a claim for unjust
24	enrichment, because we have an agreement. And that

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1	agreement is pled in the complaint.
2	And so accordingly here, there is some
3	law in Delaware that says if you have breached
4	fiduciary duties, that may provide a basis to rescind
5	or terminate the agreement, and then we would
6	theoretically have a claim for unjust enrichment; but
7	if we accept the proposition that they failed to state
8	a claim against the LLR directors, the breach of
9	fiduciary duties, then the agreement stands and the
10	unjust enrichment claim has got to fail.
11	That’s all I have, Your Honor.
12	THE COURT: Thank you.
13	Mr. Harnes.
14	MR. HARNES: Yes, Your Honor.
15	Before I begin, I want to address a
16	couple questions that you asked previously. One was,
17	you were asking what the stock price is. And I
18	happened to check it on the train ride down today.
19	The stock price is $5.86, which is less than it was at
20	the time of the original LLR purchase, less — less
21	than at the time that the first agreement was entered
22	into between the company and LLR to purchase their
23	shares, and less than at the time — at the — the —
24	when the transaction was ultimately consummated. And

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1	so I — I think that that gives a verdict as to what
2	the shareholders thought about this transaction.
3	You asked who the directors were
4	that — that negotiated this. And — and Mr. Schiltz
5	identified them. I just wanted to point out these
6	were two directors that were appointed by the board.
7	And a third point I want to make
8	before I begin, I certainly don’t dispute that when a
9	plaintiff references a complaint, that he acknowledges
10	the fact that there are certain representations — I’m
11	sorry; when he references a filing in a complaint, he
12	does not dispute that there are certain
13	representations in that filing. I am not aware of any
14	decision which suggests that a plaintiff adopts them
15	as true, particularly where the plaintiff has
16	incorporated them for purposes of alleging that
17	they’re baseless, transparently invalid, and bogus.
18	And so I don’t — I don’t think
19	that — sorry. I don’t believe that plaintiff can in
20	any way be held to adopt the factual representations.
21	THE COURT: Well, what do you know
22	about — do you know that these two fellows from LLR
23	did anything in regard to the negotiations?
24	MR. HARNES: I — for purposes of this

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1	pleading, Your Honor, I — I would not dispute — or I
2	have no information to suggest that Mr. Lehr, who is a
3	principal of LLR, negotiated on behalf of the company.
4	I certainly believe that he negotiated on — on behalf
5	of LLR, is one of the two principals of the firm. And
6	I think it is a very logical inference that he would
7	be the one that negotiated, particularly —
8	THE COURT: But —
9	MR. HARNES: — since there’s —
10	THE COURT: — do you allege — do you
11	allege that in the complaint anywhere? Because I
12	don’t recall seeing it.
13	MR. HARNES: I’ll be quite honest,
14	Your Honor. I’m not sure that I do. I’m not sure
15	that I — I had understood that it was in dispute.
16	Really, until today I wasn’t aware that it was a
17	dispute. I understood that the argument was that Mr.
18	Lehr had not negotiated on behalf of ORCI. And I have
19	no reason to dispute that. That’s the common
20	occurrence in a lot of these transactions. It’s just
21	the directors recuse themselves.
22	But the principal, the director can on
23	behalf of his investment partnership essentially hold
24	up a company, say “Stick ‘em up,” and because he

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1	doesn’t vote on the actual transaction and somehow he
2	evades liability, I don’t believe that’s consistent
3	with Delaware law at all.
4	Now, Your Honor — and I’m — I’m
5	diverting a little bit from my planned presentation
6	based upon your comments at the beginning of this
7	argument. But I do want to say that if this
8	transaction had occurred in a vacuum, that for all the
9	reasons that Your Honor was — was stating previously
10	and for the reasons that I’ve set forth in our brief,
11	I believe it would satisfy the second prong of
12	Aronson. But this transaction didn’t occur in a
13	vacuum. This transaction occurred at a time where a
14	dissident shareholder, controlling 20 percent of the
15	shareholders, with a chance to nominate four directors
16	and a chance at the first election — I was reminded
17	when reading the briefs, this board is a staggered
18	board, but with four directors in hand, LLR could have
19	assumed a majority position at the first election,
20	that this transaction occurred at the moment — at the
21	deadline of an express threat to oust the board.
22	And the relevance of that, Your Honor,
23	is because if you read the — the Chrysogelos case of
24	Vice Chancellor Jacobs, he had a similar situation

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1	where there was a transaction that the Vice
2	Chancellor — then-Vice Chancellor suggested had
3	questionable economic merit. He said that it’s — the
4	plaintiff has not pled facts to rebut the business
5	judgment rule and to plead a claim of waste; but given
6	the context of the transaction, given the context of
7	the other factors, he doesn’t have to meet that —
8	that pleading standard.
9	So I would submit to you, Your Honor,
10	that if the plaintiff has, in your mind, pled facts
11	that satisfy the second prong of Aronson, then the
12	questionable nature of the transaction, the existence
13	of the express threat, the timing of the response —
14	and — and I want to make clear, Mr. Schiltz keeps
15	saying this transaction occurred in 2005. The
16	transaction, the determination to buy the LLR shares
17	occurred in August of 2004, shortly before the
18	deadline that was alleged in our complaint. The terms
19	of that transaction changed only to the extent that
20	the company bought all of the shares of LLR instead of
21	all but $2 million.
22	The determination to buy the stock was
23	set at the deadline. The price was set at the
24	deadline. The Janney opinion was done at the

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1	deadline. And that is the opinion that is relevant to
2	the directors’ state of mind as to whether they were
3	acting in a — exercising reasonable business judgment
4	or whether they were seeking to entrench themselves.
5	Your Honor, numerous — the Delaware
6	Supreme Court and numerous Chancery Courts have
7	repeatedly held that entrenchment is an interest which
8	satisfies that, the first prong of Aronson. And I
9	think — and I — I understand Your — Your Honor’s
10	comments at the beginning of the — of this argument;
11	but I don’t want to let this issue rest, and I
12	apologize.
13	The courts — the Chancery Courts have
14	alleged numerous factors from which a court can infer
15	entrenchment motive. And I think reading the
16	defendants’ brief, I don’t think there’s a big dispute
17	that these — as to what the analytical framework is.
18	What they’ve done is — essentially is make a series
19	of niggling complaints about certain allegations in
20	the complaint, picking an inadequacy here, an
21	inadequacy there. And I’d like to address those in my
22	argument to the extent that — if I have not at all
23	addressed them in my brief.
24	And the first issue is whether there

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1	was an express or specific threat. Plaintiff alleges
2	that there was. And Mr. Schiltz has suggested that
3	there wasn’t, that the statement “We will consider
4	mounting a proxy contest” somehow was sufficiently
5	ambiguous, the directors might have some doubt as to
6	what LLR was really talking about and they would maybe
7	wait and see until the deadline passes.
8	Frankly, if — lawyers — the way
9	lawyers talk, if Mr. Schiltz had said to me at the
10	beginning of this case “Withdraw your complaint or I
11	will consider filing a Rule 11 sanction motion” — and
12	I’m saying this hypothetically — I would have no
13	doubt as to what Mr. Schiltz intended. So to suggest
14	otherwise I think is just being unrealistic. There’s
15	a — a truism in the federal securities laws that
16	directors do not have to speak to the shareholders as
17	if they’re kindergarten children, and I think the
18	converse is true. Shareholders don’t have to speak to
19	directors as if they’re kindergarten children.
20	The second issue that Mr. Schiltz
21	raised is as to whether this threat was delivered to
22	the entire board. And I characterize that argument as
23	curious, because elsewhere in defendants’ brief they
24	argued the board was fully informed. And I see

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1	somewhat of an inconsistency arguing that the board is
2	fully informed at the same time saying the directors
3	failed to disclose a material conflict of interest
4	with respect to a transaction in which directors were
5	involved on both sides.
6	And I — and so I say even if this —
7	even — even ignoring all the other allegations about
8	the shareholder discontent over the years, the calls
9	to — to — to sell the company, the allegations of
10	discussions among shareholders — and that was
11	paragraph 32, as Mr. Schiltz had suggested I hadn’t
12	identified in my brief — all of these things were
13	going on. And the message was delivered to three
14	directors. And I don’t believe that it’s — it’s a
15	reasonable inference at the pleading stage that if a
16	message is delivered to three directors, that it’s not
17	delivered to the entire board.
18	And as authority for that that’s in
19	addition to what we’ve argued in our brief, preparing
20	for this argument, I came across the Saito v McCall,
21	which was a decision of Chancellor Chandler. And he
22	said, “Plaintiffs have alleged well-pled facts that at
23	least four members of the board knew of the HBOC
24	accounting problems. A reasonable inference, which

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1	this Court is entitled to draw at this procedural
2	stage, is that that information was communicated to
3	the other HBOC board members who later served on
4	McKesson HBOC’s board.”
5	So I think the second niggling
6	complaint does not have any merit.
7	The third argument the defendants made
8	was that the threat was only directed at management,
9	not at the board. My response is when you threaten a
10	proxy contest, that’s directed at — at the board as
11	well as management.
12	Fourth, the defendants argue there was
13	no allegation the threat was real because there was no
14	allegation in the complaint that results from the
15	first nine months of 2004 were not an improvement over
16	the prior period.
17	Mr. Schiltz is somewhat correct in
18	that. The complaint alleges management was unable to
19	deliver improved results. It doesn’t give the
20	specifics of the results; but the specifics are that
21	for the first nine months of 2004, net income was down
22	30 percent from 2003. And if there were a dispute as
23	to whether — whether performance had improved in the
24	first three quarters, I would agree perhaps that the

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1	complaint was somewhat thin; but there’s no dispute as
2	to — as to what the performance of the company was.
3	It was worse in 2003.
4	And finally, the defendants suggest
5	that the — the board did not obtain a benefit from
6	the buyout. And, again, I think this is not true.
7	The benefit in the context — and this is one point
8	that I wanted to emphasize. The benefit in the
9	context with an entrenchment claim is not the
10	financial benefit to the directors. It’s not the
11	directors’ fees. Grobow, when talking about demand —
12	demand futility, distinguished between entrenchment
13	and — and the financial interest that a — that a
14	director might have, and placed directors’ fees and —
15	and — and perquisites in the — in the column of
16	financial interest, not entrenchment.
17	THE COURT: Right, but —
18	MR. HARNES: Entrenchment or financial
19	interest.
20	THE COURT: But you have to admit your
21	complaint really doesn’t suggest that it was a big —
22	really great lucrative deal to be an outside director
23	on this board.
24	MR. HARNES: I don’t think it’s a

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1	great lucrative deal to be an outside director on any
2	board in which the Court has found that the board
3	acted to entrench itself.
4	THE COURT: Well, I don’t know
5	about — I mean, the average director pay of top 200
6	companies is, you know, north of what the judges on
7	this court make a year. So it’s a little hard for us
8	to say it’s a trifle. But this company is not one of
9	those companies; right? I mean, you don’t even allege
10	what the director compensation is, do you?
11	MR. HARNES: No, Your Honor, because I
12	don’t — and I — I freely admit it. I don’t believe
13	that’s the test. Grobow said demand is excused if
14	they have a financial interest or entrenchment.
15	That’s what Grobow says, financial interest or
16	entrenchment, which suggests what the Supreme Court is
17	thinking is that entrenchment involves noneconomic as
18	well as economic benefits. The people want — many
19	executives want to stay in office not for the salary
20	but for the reasons that — for all the reasons
21	that — that the power and authority that goes with an
22	executive.
23	The only other point I would make,
24	Your Honor, if — if the financial considerations were

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1	relevant, which I don’t think they are, I think there
2	is a difference between a direct financial interest in
3	a transaction and an incidental interest in a
4	transaction, which Delaware courts have — have made
5	in Cede and in Bomarko generally. And specifically in
6	the context of directors’ fees, that distinction was
7	made in Steiner v Meyerson.
8	And the point I’m making, Your Honor,
9	is, when — when looking at a transaction where the
10	directors’ fees are not directly conflicted and
11	they’re just incidental, the Court will say that
12	that’s not a material consideration. But as in
13	Steiner v Meyerson, where a director is negotiating
14	his own fee, even if the fee isn’t material to him,
15	it’s still an interested-party transaction. And in
16	this instance, when there’s a direct threat to board
17	incumbency, then that is not an incidental interest
18	that’s affecting the directors’ judgment. It’s a
19	direct interest. And I don’t believe a director can
20	assert as a defense to an interested-party
21	transaction, “Well, yes I’m on both sides of the
22	transaction, but it’s so little money, it doesn’t
23	really make any difference to me.”
24	And the — the point that I was making

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1	with the — with respect to the benefit, Your Honor,
2	is the benefit that the courts are looking at is
3	whether it benefitted them, at least I believe
4	benefitted the directors with respect to the —
5	their — their quest to entrench themselves. And
6	specifically, again, in then-Vice Chancellor Jacobs’
7	decision in Chrysogelos, the Court found that the
8	purchase — of taking out of the market an 11-percent
9	interest benefitted the directors because it was a
10	further factor assisting them in entrenching
11	themselves.
12	And I think the — the other two
13	factors which I mentioned before are the — the
14	coincidence of the timing. As Your Honor has said,
15	this — this — this transaction did not occur in a
16	vacuum. This transaction occurred in response to a
17	threat to the directors encompassing it. And with all
18	the problems that this transaction has, which Your
19	Honor has identified and which I have identified in my
20	brief, Your Honor raises the question, well, why did
21	they do this? And you either have to determine that
22	the timing was coincidental, just happened to be at
23	the same time, or it was done for reasons personal to
24	the directors.

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1	Now, Your Honor, I was prepared to
2	discuss the economic factors. I’m — I’m happy to do
3	it, but obviously I sense that I didn’t need to.
4	And just finally, Your Honor, I wanted
5	to address points Mr. Manwaring made.
6	I think as I said earlier,
7	particularly in du Pont, the director at issue took no
8	role in negotiations at all, either for the acquiring
9	company or the target company. And that is — that is
10	a different situation than where Mr. Lehr negotiated
11	on behalf of LLR. And, again, I apologize if I’m
12	repeating myself. But if Mr. Lehr had abstained
13	entirely from the negotiations and had taken no action
14	on behalf of — of LLR, I think that would have been
15	included in the — in the S-1 once the company
16	determined to make disclosure about that fact.
17	And the last — the last issue is
18	the — is the issue of unjust enrichment. I
19	understand that parties dealing at arm’s length, you
20	either sue for contract or you’re suing for unjust
21	enrichment. I think the Delaware cases are legion,
22	that a fiduciary can be unjustly enriched by an unfair
23	contract even if the contract is — is valid as a
24	matter of law rather than a matter of equity. And I

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1	have no further response to that.
2	If you have any questions, Your Honor.
3	THE COURT: I do not. Thank you.
4	MR. SCHILTZ: Your Honor, I think I
5	can be brief, but Your Honor may clarify that in a
6	second.
7	(Laughter)
8	MR. SCHILTZ: You may — it may
9	require me to go further. Let me — let me start
10	here.
11	I repeatedly heard from the plaintiffs
12	that — that there was some looming deadline when the
13	board acted. You’ve got to look at the complaint,
14	Your Honor. And I’m going to go right to the
15	complaint. Paragraph 32. I’m going to quote it.
16	“Management refused to consider such transaction,”
17	referring to a transaction in 1999, Your Honor, “but
18	continued to seek to entrench itself” — I’m sorry.
19	That — that paragraph does not refer to the
20	transaction in ‘99, but it —
21	THE COURT: It’s after LLR is in
22	litigation.
23	MR. SCHILTZ: Yes, that’s right. It’s
24	some demands that — that —

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1	THE COURT: It’s 2003; right?
2	MR. SCHILTZ: I’m not sure it’s as
3	clear. I — I think it’s 2003. It’s not as clear as
4	it might be.
5	THE COURT: No, it’s not. You’re
6	right, it’s not.
7	MR. SCHILTZ: And so — so the last
8	sentence is really what we’re talking about here, Your
9	Honor, because that’s the only one that matters in
10	this paragraph with respect to this issue. “Defendant
11	Lehr discussed with plaintiff and other large
12	shareholders the possibility of mounting a proxy
13	contest to remove the current board and management and
14	expressly stated to management in early 2003 that it
15	would consider such a tactic if third-quarter numbers
16	were unsatisfactory.”
17	So we’ve got early 2003 communication,
18	third quarter of 2003. Then a year later the board
19	comes and acts. This is not a situation where the
20	board is under a — an actual present threat by a
21	shareholder. It’s a situation where that threat, if
22	it existed at that time, has come and passed.
23	Plaintiff understandably wants to move that forward in
24	time, you know, to put it right around these

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1	transactions because he wants his complaint to
2	survive. But that’s not what he says. It’s not even
3	close to what he says. And that’s the only allegation
4	in the entire complaint about timing, Your Honor.
5	A couple cleanup points. The
6	plaintiff mentioned that the two directors that were
7	the principal negotiators for the board were
8	appointed. They were appointed, but they subsequently
9	then elected the sort of people who are validly
10	holding their office and have the approval of the
11	shareholder body.
12	He mentioned the stock price as of
13	today. Well, respectfully, it’s irrelevant. It’s
14	irrelevant to either prong of Aronson. Factors beyond
15	all of our control influence that.
16	Then the plaintiff argued that somehow
17	you — and this gets maybe into the broader issue.
18	The vast majority of the argument that was presented
19	by the plaintiff related to the first prong of
20	Aronson, as far as I could hear. That was — that was
21	my take on it. And, you know, if I need to argue
22	that, Your Honor, I’m happy to, but I was told I
23	didn’t. So it was my choice not to —
24	THE COURT: You need not.

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1	MR. SCHILTZ: Okay. Let me say this
2	about two cases, because I think what I hear happening
3	is the entrenchment concept is bleeding over onto the
4	second prong —
5	THE COURT: Well —
6	MR. SCHILTZ: — that somehow that —
7	that there is some unaction — a — a concept of these
8	directors are acting improperly and, therefore, that
9	should influence how we look at the second half of
10	this analysis. And I think —
11	THE COURT: Well, sure. And that’s —
12	MR. SCHILTZ: Well —
13	THE COURT: And I think Justice
14	Moore’s excellent original decision in Aronson
15	presupposed just that sort of thing, which is a
16	situation in which a putatively independent board, you
17	know — there were — they were independent enough
18	that you couldn’t disqualify them in the first
19	instance just based on their composition from — from
20	considering a demand; but then when you look at the
21	specific facts of the board, there’s particularized
22	claim for breach of fiduciary duty that’s stated. And
23	he has a footnote in there talking about structural
24	bias and that — the reason that the structural bias

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1	argument has been addressed by this second prong.
2	And I think what your friends are
3	saying, you have two managers on the board. And
4	you’ve got a situation where somebody doubled their
5	money in a company where everybody else was — was not
6	making out very well, and in a situation where this —
7	this party that doubled their money already had two
8	members of the board, could double the members of the
9	board and would have a fairly big block coming into a
10	proxy contest; and that this might supply the
11	motivation particularly for management; and that it’s
12	too early in the game to just blow this theory out of
13	the water, when you combine the goofy economics, you
14	know, based on what the plaintiffs have pled — I
15	don’t know whether it’s true or not, but based on what
16	they have pled, plus the interest of the two managers;
17	and you put that together, you’ve got what in the old
18	days we would call a complaint for constructive fraud.
19	MR. SCHILTZ: I respectfully disagree
20	and don’t believe that that is the appropriate
21	analysis, that we’re supposed to transform and take
22	all of these allegations about entrenchment motive,
23	which fail on their face —
24	THE COURT: Why do they fail on their

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1	face?
2	MR. SCHILTZ: Because you — well —
3	THE COURT: They independently —
4	MR. SCHILTZ: Because they don’t
5	independently establish a basis to overcome the demand
6	requirement under Aronson’s first prong. That’s why
7	they fail on their face.
8	THE COURT: Well, they fail on their
9	face, right, for the majority of the board. They
10	don’t fail in terms of explaining a motive for
11	management.
12	MR. SCHILTZ: But management made up a
13	minority of the board, Your Honor. If this —
14	THE COURT: Right, but that — that’s
15	what I said. It’s not one or the other. If your
16	friends had not spent pages and pages detailing the
17	financial dubiosity of doubling these people’s money,
18	they would be in real trouble. But they have.
19	MR. SCHILTZ: But the mere fact that
20	they doubled their money is not actionable.
21	THE COURT: Well …
22	MR. SCHILTZ: That — that’s —
23	THE COURT: It is if it’s for the
24	wrong reasons and it is if no reasonable person acting

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1	in good faith could have said paying out somebody
2	double their money for their illiquid position was a
3	properly motivated fiduciary act, particularly when to
4	do — the price of doing that was leveraging up the
5	company that said it otherwise wished to deleverage,
6	at junk bond financing rates.
7	MR. SCHILTZ: Leveraged up the
8	company, it did, as a result of this transaction
9	because — in an effort to remove the first hurdle.
10	It was — it was trying to address both issues at
11	once.
12	THE COURT: A hurdle that it had only
13	created within the — the past half decade itself;
14	right?
15	MR. SCHILTZ: Yes. I believe the
16	appropriate analysis under the second prong is a waste
17	test, Your Honor, for what you’re talking about. I
18	don’t believe the facts give any rise — give rise to
19	a claim of waste or any inference of waste. So — so
20	even if one packages the entrenchment components with
21	the substantive components of the transaction, you
22	certainly still need the second half.
23	And — and the inference that just
24	because they got — they doubled their money at this

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1	time when the board took all the steps it did, which
2	was to go out and negotiate this transaction over a
3	lengthy period of time — this was not a handshake
4	deal done in the dark of night by the interested
5	management directors. Two nonmanagement individuals
6	were appointed. The majority of the board is
7	comprised of nonmanagement personnel who have no
8	interest in whether or not management remains in
9	power. And then they went out and — and made sure
10	that their decision was appropriate by — by getting
11	an opinion from Janney.
12	Now, that opinion — what’s been
13	attacked by the plaintiffs isn’t the opinion that was
14	relied upon by the board in approving this
15	transaction. But, nonetheless, they went out and they
16	got the banker. So we don’t have a breach of — a
17	claim for breach of the duty of loyalty. We don’t
18	have a claim for breach of the duty of care. And,
19	again, so it falls back somehow on the waste concept
20	where gosh, what they did is just — seems so — as
21	Your Honor put it, you know, just seems like they paid
22	too much.
23	THE COURT: Well —
24	MR. SCHILTZ: And I think — let —

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1	let me ask Your Honor. What I think should happen
2	is — and that’s exactly how — let me say this. It’s
3	exactly how the Court looked at it in Green versus
4	Phillips, Your Honor. And in that case the Court
5	determined that there was no entrenchment for the
6	first prong and the — and I submit the facts there
7	were — were more — more indicative of an
8	entrenchment situation. I can remind the Court if —
9	It’s a situation where there was a CEO
10	and shareholder who — a former CEO and shareholder
11	who held 10.7 percent of the stock. He had been in
12	that position for 45 years. He left that position
13	consensually, and then his successor did not manage
14	the company in a manner that he was happy with, ran
15	the stock price down. He comes back to the board and
16	says, “I want you to remove him and put me back in
17	power.” And the board refused. And then the board
18	turned around and had a third party buy that
19	individual out and gave him a lucrative contract. And
20	the Court looked at that and said, “There’s no
21	entrenchment motive here.”
22	Just as Your Honor is telling us
23	today, there’s not enough facts to show us that there
24	was a basis for entrenchment. But we’re looking at

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1	that second half as a waste claim. And there was
2	waste there, because the allegation was that parts of
3	the contract that the individual received were given
4	for no consideration, not because what was provided
5	was disproportionate to purportedly what was received.
6	That’s — that’s not an actionable claim, Your Honor,
7	under Delaware law. “You should have paid a dollar
8	and you paid $1.50” is — is an inherent business
9	judgment rule that respectfully, I don’t believe,
10	survives the current motion to dismiss.
11	Just for clarification, the plaintiffs
12	appeared to cite Chrysogelos — I don’t know how to
13	say it —
14	THE COURT: Yeah. No one knows.
15	(Laughter)
16	MR. SCHILTZ: — for the proposition
17	that somehow there were transactions and events under
18	that case that satisfy the second prong of Aronson.
19	That’s a — that’s a pure entrenchment case, Your
20	Honor. That’s the first prong of Aronson. There’s
21	a — the — the situation was the founder held a large
22	block of stock. He died and the — as a result,
23	the — the voting rights that were attributable to
24	that vote were going to slowly pass to the — the

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1	common shareholders. And management there turned
2	around and adopted a rights plan, then reduced the
3	trigger on the rights plan, adopted golden parachutes,
4	eliminated — took — took steps to eliminate the
5	actions by shareholders by consent, and then initiated
6	a stock repurchase. And the Court looked at all of
7	those collectively and said, “Well, put those
8	altogether, and that shows that what you’re really
9	trying to do is make sure you keep your board” —
10	“keep” — “keep your management position and your
11	boards.”
12	We’re not — we’re not there. And
13	this has no bearing on the second prong.
14	THE COURT: Thank you.
15	Mr. Manwaring.
16	MR. MANWARING: Your Honor, just a
17	couple responsive points to plaintiffs’ arguments.
18	No. 1, plaintiff notes that merely by
19	referencing a document, for which they say is untrue,
20	that that doesn’t mean that the Court can reference
21	that document on a 12(b)(6) motion.
22	I just direct the Court’s attention to
23	paragraph 42. And a primary involvement alleged, at
24	least in the allegations of the complaint, are that

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1	the LLR directors were involved in retaining Janney,
2	Montgomery & Scott. And read that first sentence.
3	“According to the Amended S-1, the Committee did not
4	retain its own investment advisor, but the entire
5	board, including the Management Directors and the LLR
6	Directors, retained Janney Montgomery Scott … to
7	provide its opinion, from a financial point of view,
8	as to the fairness of the consideration offered to the
9	LLR for its interests (the (‘Opinion’).”
10	They have referenced the SS — the
11	amended S-1. The complaint against the LLR directors
12	is referencing based on this amended S-1. I
13	respectfully submit that the Court then can consider
14	the amended S-1. And paragraph 42 refers to paragraph
15	62 in the amended S-1. And if you read through that
16	paragraph, it talks about how the LLR — pardon me;
17	how the Janney Montgomery Scott was retained by the
18	board. And you get to the very end of that — and you
19	read that in my reply brief — and it says, paragraph
20	62 at the end “And, oh, by the way, the LLR directors
21	had nothing to do with this and weren’t involved.”
22	And so, accordingly, I think that the
23	Court is well within its prerogative to consider the
24	amended S-1, in particular paragraph 62.

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1	THE COURT: What does the S-1 say
2	about who negotiated for LLR?
3	MR. MANWARING: I don’t — I don’t
4	know, Your Honor, what it says about that. I — I’m
5	not sure if there is a reference in that — in the
6	amended S-1. I’m not aware — I don’t believe it’s
7	anywhere in the complaint, and I’m not sure it was in
8	the amended S-1, either. It’s quite a lengthy
9	document. I don’t know the answer to that.
10	But in terms of — in terms of
11	authority for the proposition that you can consider
12	the amended S-1 reference is the case cited in my
13	brief, H-M. Wexford.
14	Moreover, I think the Court — when —
15	when an individual — when a plaintiff has not done a
16	Section 220 action, a books and records action, I
17	think that they could have easily determined there, by
18	getting the minutes to the board, they could have
19	figured out exactly who was involved and not and is it
20	really fair to hold these two LLR directors in the
21	complaint when the document that they’ve referenced
22	and the only document in a 220 action says that these
23	guys weren’t involved.
24	In terms of just, lastly, Your Honor,

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1	there was a reference to the case Citron versus E. I.
2	du Pont, and I think there was a representation that
3	in that case the directors in that case didn’t
4	negotiate on behalf of the other side, and there was a
5	reference that, in fact, maybe the LLR directors did
6	negotiate, even though it’s not in the complaint.
7	But I would point out in that case
8	that, in fact, that one of the directors, Heckert,
9	negotiated with Remington on behalf of du Pont,
10	despite the fact that he was a director of Remington.
11	And that’s on page 496 of that opinion. And VC —
12	former VC Jacobs ruled that Heckert’s noninvolvement
13	in the negotiations and approval by Remington, even
14	though he negotiated on behalf of du Pont, did not
15	implicate him in a breach of fiduciary duties. And
16	that’s explained at Footnote 12, page 499.
17	And so accordingly, I respectfully
18	submit that even if they did negotiate on behalf of
19	the LLR directors on behalf of the LLR Partners, that
20	under the holding and precepts in Citron versus E. I.
21	du Pont, that would still be okay.
22	THE COURT: Don’t I have to reconcile
23	that with Disney and the — the denial of the motion
24	for summary judgment by Mr. Ovitz? Which is in the —

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1	in the Ovitz situation, even though he was negotiating
2	his self-interest, I believe the Chancellor said there
3	were circumstances under which he could still bear
4	responsibility as a fiduciary even though he didn’t,
5	you know, purport to approve his own contract.
6	MR. MANWARING: I think to get there,
7	Your Honor, under my understanding of the reading of
8	that case as well as Tri-Star, there has to be some
9	allegation of an understanding and agreement between
10	the board and these guys, some sort of conspiracy or
11	surreptitious behavior to tie them in. And I don’t
12	see that allegation here. It hasn’t been made.
13	And so accordingly, left without that
14	allegation to bring them back in, you’re left with a
15	noninvolvement. And I think under our precepts, if
16	that’s the only thing we have and we don’t have an
17	allegation tying them into the board’s action in some
18	way, either conspiracy or surreptitious behavior, then
19	you got to let them out.
20	Subject to Your Honor’s questions,
21	that’s all I have.
22	THE COURT: Mr. Harnes.
23	MR. HARNES: I will keep it real
24	brief, Your Honor. Just three points I wanted to

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1	make.
2	First, Mr. Schiltz mentioned my
3	reference to Chrysogelos. I had not — and if I did,
4	I apologize. I certainly did not mean to suggest that
5	Chrysogelos was a waste case. To the contrary. The
6	point that I was making with that case was even though
7	the allegations of the complaint did not rise to the
8	level of waste, they did create a sufficient issue of
9	fact when coupled with allegations of entrenchment to
10	excuse demand. And the point that I was making was
11	that Your Honor doesn’t even have to get to the issue
12	of whether this is a waste case or not with respect
13	to — when the questionable aspects of this
14	transaction are coupled with the other allegations of
15	entrenchment.
16	Mr. Schiltz mentioned Green. One of
17	the two of the things that distinguish that case,
18	where I believe it was a 10-percent shareholder and
19	also, I believe, the — the threat was merely
20	potentially, he had not actually delivered any threat
21	to — to run a proxy contest. And that’s a big
22	distinguishing thing.
23	Three, the first Janney opinion was
24	the opinion that was relied upon by the board when

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1	they set the price for the transaction. They
2	subsequently may have gotten another opinion. It was
3	not publicly disclosed either in any filings or in
4	analyst calls to shareholders. The first I learned of
5	it was on this motion to dismiss. Had I known of the
6	existence, I certainly would have asked for it; but
7	the existence of the first Janney opinion was
8	disclosed in the whereas clauses of — of the original
9	purchase agreement.
10	I think it’s reasonable — it was a
11	reasonable inference that the absence of a mention of
12	a Janney opinion in the second agreement suggests that
13	there was no second Janney opinion. But the first
14	Janney opinion, again at the risk of being redundant,
15	was the one that supported the fairness of the price
16	that the board determined to pay LLR.
17	And with respect to the — to the
18	adoption of — of the S-1, the allegation in that
19	complaint was characterized as an admission by the
20	defendants. And I certainly think a plaintiff is —
21	is free to cite an admission by defendant without
22	vouching for the credibility of defendant in all of
23	his other representations. And to the fact that we
24	accept it as true and representation in the — in

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1	the — in the S-1 is — is certainly not a concession
2	that the rest of the S-1 is true.
3	And — and finally, in that regard,
4	Your Honor, because Your Honor has focused on the fact
5	that we — with did not allege that Mr. Lehr
6	participated in the negotiations of the transaction,
7	although he’s one of the two principal managing
8	directors of LLR.
9	The one thing that I would point out
10	that I think has been omitted so far from this
11	argument is — is that argument in — in — that
12	defense in du Pont and Tri-Star were affirmative
13	defenses that were proffered by the directors. And I
14	know of a third instance. In MAXXAM, it was a similar
15	situation where a director recused himself completely
16	from the process.
17	And I believe that that — if — if
18	that is offered as an affirmative defense in — at —
19	at — during the course of this litigation, then that
20	complete abstention from profit — from the process
21	would be an arguable affirmative defense; but I don’t
22	think a court can infer, particularly since it’s been
23	so unusual that — that that’s — that that has
24	occurred, that a court can infer that that was the

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1	case.
2	THE COURT: Okay. Anything else?
3	MR. HARNES: (Reviewing) The only
4	other thing I would add, Your Honor — and — and I
5	apologize. It’s — it’s a late dated conclusion of
6	the argument, noting the date of 2003 with respect to
7	that allegation that Mr. Schiltz…
8	In the context of what’s pleaded, in
9	the context of the story the complaint was telling, I
10	believe that that’s a typographical error, and it’s —
11	so I recognize it’s a little bit late to be —
12	Mr. Schiltz was talking about the year between the —
13	the — the threat and the transaction. And I thought
14	he was referring to the ultimate transaction in 2005
15	as opposed to the original threat in 2004.
16	THE COURT: No. I think it’s in your
17	brief as 2003, though, too.
18	MR. HARNES: Okay. Well, then I’m
19	stuck with it, Your Honor, and I’ve — I freely admit
20	it. But I’d rather be thought of as a little bit
21	careless than illogical.
22	THE COURT: Thank you.
23	MR. HARNES: Okay.
24	THE COURT: Thank you.

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1	This is — it’s an interesting — it’s
2	an interesting situation here. And it may well be as
3	the defendants say, that this was a perfect
4	garden-variety exercise of business judgment; but I —
5	I could not in good conscience conclude that — that
6	that is so from this complaint.
7	I have to accord all reasonable
8	inferences in favor of the plaintiffs based on the
9	well-pled facts. That, of course, in a derivative
10	suit doesn’t mean just notice pleading. And I’ve been
11	candid. I do not believe that the complaint would —
12	that the complaint pleads facts which satisfy the
13	first prong of Aronson, as I understand it. I mean,
14	there’s very cursory information about the board
15	members. It may be that there wasn’t very much
16	information available and the plaintiffs elected not
17	to file a books and record action before they filed
18	the derivative suit, but that’s not fatal.
19	As — the original Aronson decision,
20	which I think is — is a quite insightful one about
21	human nature, recognizes that the nature of structural
22	bias is one that is a legitimate one that scholars
23	have talked about and other people have talked about
24	and that exists but has to be managed in a different

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1	way. And that’s where the articulation in many ways
2	of the second prong of Aronson comes from, which is
3	that the idea — the idea’s that the plaintiff can
4	actually plead particularized facts which create an
5	inference of breach of fiduciary duty, then in that
6	situation the directors face a real enough threat of
7	liability that they really can’t objectively consider
8	whether to sue themselves. And I believe that second
9	prong is met here.
10	Contrary to Mr. Schiltz and — and Mr.
11	Manwaring, who have done an able job on behalf of
12	their clients, I think that there is a connection
13	that’s logically drawn in the complaint and that’s
14	unmistakable between the problematic economics of this
15	transaction and the possibility that the transaction
16	was improperly motivated.
17	I’m not going to through all the
18	facts, but — but there — there are legion in the
19	complaint that suggest that LLR, which bought in for
20	$10 million in September 2000, getting out four years
21	later and doubling its money, was corporate waste.
22	And the test that I use for corporate waste I believe
23	is the established one, which is that a transaction so
24	disparate in value that no person, reasonable person

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1	acting in good faith could have approved it on the
2	basis that it was good for the corporation, that, I
3	believe, is a stringent test; but I’m looking at an
4	illiquid block of stock of a company whose
5	performance, its stock market performance is
6	stagnating. There’s no economic urgency to get rid of
7	this holder. And the methods by which the board was
8	considering getting it raised — and, for instance,
9	themselves, including the idea that we had to — we’re
10	going to sell common stock at $6.50 a share to buy one
11	stockholder out at double its money, that’s odd, and
12	then this use of junk bond financing in order to do
13	this, which leveraged up the company in — in a big
14	way on the pretext that we needed to clear the
15	public — we needed to clear this impediment to public
16	trading and led — left another person out there with
17	warrants for about almost 500,000 shares at a strike
18	price of a little bit over $5 — this is highly
19	unusual stuff. And — and, I mean, the liquidity
20	problem for LLR was severe.
21	Now — so I think it was a waste claim
22	that’s stated here, given the pro-plaintiff inferences
23	that I must draw — and there are many particularized
24	facts, and there are also many facts about the

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1	questionable way in which Janney came to its fairness
2	opinion. I mean, it’s at least debatable. And
3	they’re debatable enough that it raises — it really
4	made me kind of squint trying to — to think about, I
5	mean, why someone — someone would do it that way.
6	Then you turn around, what is the
7	motivation? And this is where Mr. Schiltz puts in
8	this is just a garden-variety, you know, business
9	judgment case. Well, I’m not convinced that’s so.
10	The structural bias issue is actually the point that
11	Justice Moore raises.
12	You know, there — there — there’s
13	something to that, this idea that the outsiders are
14	loyal to the insiders even though they don’t have an
15	economic motivation and that they’re all pals.
16	Clearly the two insiders have a motivation, and
17	they’re on the board. And you also have — and
18	admittedly, it’s not the best pled part of the
19	complaint; but there’s a clear threat that LLR would
20	do something. LLR is unhappy. It has clout. It
21	already has two members of the board. It can go to
22	four. It would have 20 percent of the vote in a proxy
23	contest.
24	When you combine that with it getting

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1	paid out in a manner where it doubled its return in a
2	stock market that kind of stinks, you know — I — I
3	talked about the returns with Mr. Schiltz. I mean, I
4	take judicial notice of them. It was — it was a bad
5	period. And, frankly, this company wasn’t some
6	outlier, which was just kicking, you know — kicking
7	along better than everybody else. It just wasn’t in
8	that situation.
9	So there is this old doctrine in law
10	that’s constructive fraud, which is — it’s really a
11	sort of misnomer, but it’s a situation where there’s
12	an aroma about something. You can’t get to the bottom
13	of it, but you — it’s suggestive of self-interest.
14	And I think that that exists here.
15	And so, I mean, I would not — I would
16	not be surprised in the end — at the end of — of
17	discovery to find that there’s nothing to the
18	plaintiffs’ claim. But I’m — also would not be
19	surprised to find that a principal motivation for this
20	was the desire of management to remove a troublesome
21	block holder that could force a change of control.
22	And given the price that was paid, it — it does — it
23	does have the — it is reminiscent of a time when
24	really bad Australian music was on the airways, which

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1	was the 1980s, and the term back then was “green
2	mail.”
3	And for similar reason, I’m not going
4	to dismiss the claim against LLR and its affiliates.
5	I recognize that at a later stage the defense that Mr.
6	Manwaring asserts might be in order, and I’m going to
7	recognize that the complaint could have done a better
8	job of indicating what LLR did.
9	I asked Mr. Manwaring his view of what
10	it said LLR did in the S-1, and he couldn’t tell me.
11	And my sense is that the disclosure for — in the S-1
12	is much different than you might find in, say, the Cox
13	Communications going-private with a very large public
14	company and going private.
15	LLR obviously put its investment guys
16	on the board. And I think the Disney case — one of
17	the things that I — I’ll be interested in seeing —
18	the Supreme Court has not ruled on Disney. But when I
19	consider the Chancellor’s opinion where he — he
20	refused to grant summary judgment for Michael Ovitz,
21	it is at least conceivable to me that there would be a
22	situation where two members of a board formally
23	abstain but then on the buy side propose something
24	that involves gross overreaching, and they use the

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1	threat of something to extract a nonprorata benefit
2	for their employer and themselves.
3	And to the extent LLR thought their
4	company was kind of in the doldrums, was not doing
5	well, wanted to put the company in play or do
6	something but then said “Well,” you know, “rather than
7	put the company in play, you can just pay us double
8	our money and use” — “and finance up” — “leverage up
9	the company at the expense of the other shareholders
10	to pay us out a return, which we would find really
11	wonderful to get from any of our investments in our
12	private equity fund” and — and do it at the expense
13	of everybody else, knowing it’s injurious to the
14	company and knowing that there are two members of the
15	board who — you know, you can’t abstain.
16	Abstaining — simply abstaining in the face of known
17	harm to your trust, I don’t know that that sort of
18	abdication doctrine works if there is a finding that
19	you knew that there was a wrong going on and that you
20	were playing on the other side.
21	Citron obviously is something that
22	we’ll have to deal with, but we have to deal with
23	Disney and — and other decisions. And — of the
24	Court and — and put it — and I think as Mr. Harnes

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1	said, a lot of these things were decided downstream
2	from the complaint. And what I have here is a very —
3	is a complaint that — that is very particularized in
4	terms of the financial elements of it. And — and —
5	and it leaves me convinced that I would be committing
6	legal error to grant the motion to dismiss.
7	I have no problem cleansing the case
8	of duty of care claims, because I agree with the
9	defendants. In the end, we’re going to have to find
10	that there was something that was done that was wrong
11	and that someone had a motivation for it that was
12	improper. And it doesn’t mean that allegations of
13	negligence are irrelevant in the sense that you can
14	have a combination of venality on the part of some
15	board members that justifies the imposition of
16	liability against them where they’re unwittingly aided
17	in that by the utter incompetence, however much in
18	good faith, of others.
19	And that’s — but that’s part of the
20	dynamic. I mean, that’s part of why we — we look at
21	the cleansing of self-interested transactions. We
22	look at it fairly careful in some circumstances.
23	That’s why I’m wondering how well did this committee
24	do. They didn’t use the banker to negotiate the

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1	price. They used the banker to bless the price. And
2	even when they couldn’t sell common stock at $6.50,
3	they didn’t stop. They went ahead and got the junk
4	finance — bond financing to — to — and the price
5	didn’t go down. You’d already had a market test that
6	the company was probably not worth, you know,
7	something that justified, based on these facts in the
8	complaint, that justified what was being paid to LLR,
9	because if you can’t sell common stock at 6.50, how
10	can you buy LLR at double the — double its price when
11	it’s got the biggest liquidity issue of any — any
12	stockholder in Opinion Research?
13	So I probably said too much, but I —
14	as I said, I don’t want to overestimate this and I
15	want to be clear. All I’m simply doing is denying a
16	motion to dismiss. It’s a sufficiently unusual
17	transaction and a detailed enough complaint that the
18	defendants are going to have to endure the burdens of
19	discovery. Doesn’t mean that — that it might not go
20	away on dispositive motion practice after there’s a
21	much clearer understanding about the motivation for
22	this and the financing. But at this stage the
23	complaint stands.
24	If the defendants wish to have an

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1	order indicating that the — that purely due care
2	claims are dismissed and we can just focus, then work
3	with Mr. Harnes and we’ll get that order entered
4	promptly.
5	So — but everybody did a nice job
6	today. And — and enjoy the rest of the lovely spring
7	day or your trip on the Acela.
8	(Court adjourned at 4:02 p.m.)
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1	CERTIFICATE
2
3	I, NEITH D. ECKER, Official Court
4	Reporter for the Court of Chancery of the State of
5	Delaware, do hereby certify that the foregoing pages
6	numbered 3 through 71 contain a true and correct
7	transcription of the proceedings as stenographically
8	reported by me at the hearing in the above cause
9	before the Vice Chancellor of the State of Delaware,
10	on the date therein indicated.
11	IN WITNESS WHEREOF I have hereunto set
12	my hand at Wilmington, this 4th day of May 2006.
13
14
15	/s/ Neith D. Ecker
16	Official Court Reporter
17	of the Chancery Court
18	State of Delaware
19	Certificate Number: 113-PS
Expiration: Permanent
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